UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2024

Rexford Industrial Realty, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36008	46-2024407
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11620 Wilshire Blvd., Suite 1000 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 966-1680

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625 % Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Capital Markets Activity

On March 25, 2024, Rexford Industrial Realty, Inc., a Maryland corporation (“we,” “us,” “our” or the “Company”) issued press releases relating to (i) the Company’s operating partnership, Rexford Industrial Realty, L.P.’s proposed offering of Exchangeable Senior Notes due 2027 (the “2027 Notes”) and Exchangeable Senior Notes due 2029 (the “2029 Notes” and, together with the 2027 Notes, the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the Notes Offering”) and (ii) the proposed offering of shares of the Company’s common stock pursuant to an effective registration statement on Form S-3 (the “Common Stock Offering”) in which the underwriter expects to sell all of the shares of common stock to an existing long-only investor based on the West Coast, at a price per share equal to the closing price of the Company’s common stock on the New York Stock Exchange on March 26, 2024. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01.

Neither this Current Report on Form 8-K nor the press releases constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or the shares of the Company’s common stock, if any, deliverable upon exchange of the Notes pursuant to the Notes Offering or shares of the Company’s common stock pursuant to the Common Stock Offering.

Acquisitions Update

From January 1, 2024 through March 25, 2024, we completed one acquisition representing two properties with a combined 0.2 million rentable square feet of buildings, for an aggregate purchase price of $84.0 million, and we are actively monitoring a volume of properties in our markets that we believe represent attractive potential investment opportunities to continue to grow our business.

As of March 25, 2024, we have over $1.3 billion of acquisitions under contract or accepted offer, which are subject to customary diligence and closing conditions. There can be no assurance that we will complete any of these acquisitions on the terms or by the dates currently contemplated, or at all. All of the properties in our acquisition pipeline are industrial properties in our target infill Southern California markets.

A key component of our growth strategy is to acquire properties through off-market and lightly marketed transactions that are often operating at below-market occupancy or below-market rent at the time of acquisition or that have near-term lease roll-over or that provide opportunities to add value through functional or physical repositioning and improvements. Through various repositioning, redevelopment, and professional leasing and marketing strategies, we seek to increase the properties’ functionality and attractiveness to prospective tenants and, over time, to stabilize the properties at occupancy rates that meet or exceed market rates. As of March 25, 2024, we have a repositioning/redevelopment pipeline of properties for which we have either begun or anticipate beginning repositioning/redevelopment construction work within the next 18 months. We estimate that we will spend an incremental $455 million repositioning and redeveloping such properties over the next three years, $300 million of which is expected to be spent in 2024.

As a part of our standard due diligence and underwriting process in connection with acquisitions, we analyze the anticipated initial full year unlevered cash net operating income (“NOI”) yield and anticipated stabilized unlevered NOI yield we expect to derive from each acquisition.

We define anticipated initial full year unlevered cash NOI yield as the percentage of the total estimated first year investment (consisting of the contractual purchase price plus closing costs, anticipated nonrecurring capital expenditures, anticipated tenant improvement allowances/costs and anticipated leasing commissions) represented by the anticipated initial full year cash NOI from the applicable acquisition. We estimate the anticipated initial full year cash NOI by subtracting the acquisition’s anticipated initial full year operating expenses (including our estimated allocation of additional corporate expenses associated with such properties and excluding interest expense and depreciation and amortization) from its anticipated initial full year cash income. The total estimated first year investment, initial full year cash NOI and initial full year operating expenses are based upon information provided to us by the sellers in connection with our acquisition due diligence as well as a number of assumption regarding lease-up timing, lease-up costs and market rents in the initial period.

We define anticipated unlevered stabilized cash NOI yield as the percentage of the anticipated total investment (consisting of the contractual purchase price plus closing costs, any total estimated cost to complete the repositioning and redevelopment of applicable properties, including anticipated nonrecurring capital expenditures, anticipated tenant improvement allowances/costs and anticipated leasing commissions) represented by the anticipated stabilized cash NOI from the properties. We estimate the anticipated stabilized cash NOI by subtracting the acquisition’s anticipated full year operating expenses (before interest expense and depreciation and amortization) for the four calendar quarters commencing with the quarter in which the relevant property is expected to become stabilized from its anticipated cash income for such four quarter period.

On this basis, we estimate that the anticipated initial full year unlevered cash NOI yield and the anticipated stabilized unlevered NOI yield for the acquisitions in our pipeline to be approximately 5.0% and 5.7%, respectively.

As a part of our standard due diligence and underwriting process in connection with acquisitions, we also analyze the anticipated initial full year incremental NOI we expect to derive from each acquisition. We calculate anticipated initial full year incremental NOI by subtracting the anticipated initial full year operating expenses for properties under contract or accepted offer (including our estimated allocation of additional corporate expenses associated with such properties and excluding interest expense and depreciation and amortization) from anticipated initial full year rental income (which gives effect to estimated straight-line rent and above/below market lease amortization).

On this basis, we estimate that the anticipated initial full year incremental NOI for the acquisitions in our pipeline to be approximately $75 million.

Anticipated initial full year cash NOI, anticipated stabilized cash NOI and anticipated initial full year incremental NOI are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). We do not provide a reconciliation for non-GAAP estimates on a forward-looking basis, where we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, acquisition costs and other non-core items that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Further, subject to the various assumptions included in our underwriting of our pipeline, we anticipate that the acquisition of the properties in our pipeline will be accretive in 2024.

Settlement of Forward Sale Agreements

On March 22, 2024, we issued 748,576 shares of our common stock upon full physical settlement of a forward sale agreement under our ATM program. In addition, we intend to issue 1,795,039 shares of our common stock on or about March 26, 2024 upon the full physical settlement of another forward sale agreement. Upon such settlement, we will not have any outstanding forward sale agreements (other than any forward sale agreement that may be entered into in connection with the Common Stock Offering).

Risks Related to Pending Acquisitions

There can be no assurance that we will complete any of the acquisitions in our pipeline on the terms or by the dates currently contemplated, or at all.

A portion of the properties in our acquisition pipeline are not yet subject to definitive purchase agreements. There is no assurance that we will successfully enter into definitive purchase agreements for such properties on the terms or dates currently contemplated, or at all. Additionally, there is no assurance that we will successfully complete acquisitions for which definitive agreements are signed. Closing of any real property acquisition is subject to due diligence and other conditions precedent. There is no assurance that we will be able to complete the acquisitions of any properties in our current pipeline on the terms and timing anticipated, or at all. Failure to close acquisitions under contract could make it more difficult to grow or manage our portfolio, which could materially adversely affect our business, financial condition and results of operations. Even if we do complete the acquisitions in our pipeline, there can be no assurance that we will be able to realize the expected benefits of the acquisitions, which could decrease or delay the expected accretive effect of the acquisitions.

The actual initial and stabilized unlevered NOI yields and anticipated initial full year incremental NOI from our acquisitions under contract or accepted offer may differ materially from the estimates set forth in this Current Report.

As of March 25, 2024, we had approximately $1.3 billion of acquisitions under contract or accepted offer. As a part of our standard due diligence and underwriting process, we analyze the initial full year unlevered cash NOI yield and stabilized unlevered NOI yield we expect to derive from each acquisition.

We define anticipated initial full year unlevered cash NOI yield as the percentage of the total estimated first year investment (consisting of the contractual purchase price plus closing costs, anticipated nonrecurring capital expenditures, anticipated tenant improvement allowances/costs and anticipated leasing commissions) represented by the anticipated initial full year cash NOI from the applicable acquisition. We estimate the anticipated initial full year cash NOI by subtracting the acquisition’s anticipated initial full year operating expenses (including our estimated allocation of additional corporate expenses associated with such properties and excluding interest expense and depreciation and amortization) from its anticipated initial full year cash income. The total estimated first year investment, initial full year cash NOI and initial full year operating expenses are based upon information provided to us by the sellers in connection with our acquisition due diligence as well as a number of assumption regarding lease-up timing, lease-up costs and market rents in the initial period.

We define anticipated unlevered stabilized cash NOI yield as the percentage of the anticipated total investment (consisting of the contractual purchase price plus closing costs, any total estimated cost to complete the repositioning and redevelopment of applicable properties, including anticipated nonrecurring capital expenditures, anticipated tenant improvement allowances/costs and anticipated leasing commissions) represented by the anticipated stabilized cash NOI from the properties. We estimate the anticipated stabilized cash NOI by subtracting the acquisition’s anticipated full year operating expenses (before interest expense and depreciation and amortization) for the four calendar quarters commencing with the quarter in which the relevant property is expected to become stabilized from its anticipated cash income for such four quarter period.

As a part of our standard due diligence and underwriting process in connection with acquisitions, we also analyze the anticipated initial full year incremental NOI we expect to derive from each acquisition. We calculate anticipated initial full year incremental NOI by subtracting the anticipated initial full year operating expenses for properties under contract or accepted offer (including our estimated allocation of additional corporate expenses associated with such properties and excluding interest expense and depreciation and amortization) from anticipated initial full year rental income (which gives effect to estimated straight-line rent and above/below market lease amortization).

The total estimated cost to complete the repositioning or redevelopment of applicable properties consists of construction and lease-up costs, including nonrecurring capital expenditures, estimated tenant improvement allowances/costs and estimated leasing commissions. These costs exclude capitalized costs such as capitalized interest, property taxes, insurance and compensation.

We consider properties to be stabilized as of the date in which 90% occupancy is expected to be achieved or, if earlier, one year from the estimated completion date of the repositioning and redevelopment. For properties to be acquired that are not yet stabilized, our estimate of stabilized NOI is for projected future periods and is subject to a number of assumptions regarding construction and lease-up costs and market rents in such future periods.

We caution you not to place undue reliance on the anticipated unlevered NOI yields or anticipated initial full year incremental NOI for our acquisitions under contract or accepted offer because they are based solely on estimates, using data currently available to us in our due diligence and underwriting processes. For properties that will be subject to repositioning and redevelopment, our total cost to complete the project may differ substantially from our estimates due to various factors, including unanticipated expenses, delays in the estimated start and/or completion date and other contingencies. In addition, our actual stabilized NOI may differ substantially from our estimates based on numerous other factors, including delays and/or difficulties in leasing or stabilizing the facilities, failure to achieve estimated occupancy and rental rates, inability to collect anticipated revenues, tenant bankruptcies and unanticipated expenses at the properties that we cannot pass on to tenants. We can provide no assurance that the actual stabilized unlevered NOI yields or anticipated initial full year incremental NOI from our acquisitions will be consistent with the estimates set forth in this Current Report.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward looking statements include statements related to our acquisition pipeline, the anticipated initial full year unlevered cash NOI yield, the anticipated stabilized unlevered NOI yield and the anticipated initial full year incremental NOI. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We do not guarantee that the transactions and events described in this Current Report on Form 8-K will happen as described (or that they will happen at all).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a further discussion of these and other factors that could impact our future results, performance, liquidity or transactions, see our reports and other filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 25, 2024.

99.2	Press Release, dated March 25, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.

March 25, 2024	By:	/s/ Michael S. Frankel
Michael S. Frankel
Co-Chief Executive Officer (Principal Executive Officer)

March 25, 2024	By:	/s/ Howard Schwimmer
Howard Schwimmer
Co-Chief Executive Officer (Principal Executive Officer)